UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest
event reported):                                    August 16, 2018

                     BorgWarner Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices, including zip code)

           (248) 754-9200
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company                                                                      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2018, BorgWarner Inc. (the "Company") announced that Tonit M. Calaway, who had been serving as the Company's Executive Vice President and Chief Human Resources Officer, has been appointed Executive Vice President, Chief Legal Officer and Secretary of the Company effective immediately.

The Company's press release announcing this change is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.
(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits.
EXHIBIT INDEX
Exhibit No.
99.1	Press release, dated August 16, 2018, announcing the appointment of Tonit M. Calaway as Executive Vice President, Chief Legal Officer and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date:  August 16, 2018
 By:    /s/ Laurene H. Horiszny
Name:  Laurene H. Horiszny
Its:              Assistant Secretary